Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 1 NOTE: Certain identified information IN THIS AMENDMENT has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE. This Amendment No. 17, entered into by and between BROADRIDGE FINANCIAL SOLUTIONS, INC. (“Broadridge” or “Customer Party”) and KYNDRYL, INC. (“Kyndryl” or “Supplier Party”) (each, a “Party” and collectively, the “Contracting Parties”) is made pursuant to and amends the Private Cloud Information Technology Services Agreement, made and entered into as of December 31, 2019, as amended from time to time (the “Private Cloud ITSA”, and together with all exhibits, attachments, and amendments thereto, the “Agreement”), by and between Broadridge and Kyndryl. This Amendment No. 17 is effective as of March 31, 2026 (the “Amendment No. 17 Effective Date”). Effective as of the Amendment No. 17 Effective Date, the Contracting Parties agree to amend the Agreement as follows: 1. Section 1.01 (Definitions). Section 1.01 (Definitions) of the Private Cloud ITSA is hereby modified to add the following new defined terms: “A&R 2019 ITSA” means the Amended and Restated 2019 Information Technology Services Agreement between Broadridge Financial Solutions, Inc. and Kyndryl, Inc., made and entered into as of December 31, 2019, as amended from time to time. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. “[****]” means, [****]. “[****]” means, [****]. “[****]” means [****]. “[****]” means, [****]. “[****]” means [****]. “[****]” means [****]. “Net Book Value” means, with respect to Hardware, the value of such Hardware as reflected on Supplier’s books and records, determined on a net book value basis, in accordance with US GAAP, equal to the original acquisition cost of such Hardware minus all depreciation, amortization, impairment, write-downs, reserves, and other reductions in value taken or required to be taken under US GAAP. If any item of Hardware has been fully depreciated, impaired, written down, is obsolete, unusable, or no longer in serviceable condition, its Net Book Value shall be zero. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. EXHIBIT 10.1

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 2 “[****]” means [****]. 2. Section 3.05 (Customer Architecture). Section 3.05 (Customer Architecture) of the Private Cloud ITSA is hereby modified to add a new subsection 3 to Section 3.05 as follows: “(3) [****]. (i) [****]. (ii) [****]” 3. Section 5.05. (Subcontracting and Supplier Agents). Section 5.05 of the Private Cloud ITSA is deleted and replaced with the following: “5.05. Subcontracting and Supplier Agents. Subject to the other provisions of this Section, the obligations of Supplier under this Agreement shall be performed by Supplier Party and, except as set forth herein, Customer does not consent to a party other than Supplier Party rendering performance of Supplier’s obligations under this Agreement. Supplier Party shall not subcontract or delegate performance of any of Supplier’s obligations under this Agreement without Customer Party’s prior written consent for each subcontractor or delegate, as applicable; provided, however, that Customer Party’s prior consent shall not be required to the extent any such subcontract or delegation (1) is to any entity other than a Customer Competitor and (2) does not result in (a) Supplier paying [****] or more per year to the applicable subcontractor or delegate and (b) any subcontractor or delegate having access to (i) Customer Confidential Information comprised of Personal Data, (ii) any Customer client’s information or (iii) any Customer Site or other such premises, Customer Software or Customer network. [****] Supplier Party shall cause the Supplier Agents and Affiliates of Supplier Party to comply with the obligations of Supplier, including the obligations with respect to MSDOs, under this Agreement. Supplier Party shall be responsible for such compliance and all other acts and failures to act of the Supplier Agents and such Affiliates. Supplier Party shall be responsible for all payments to the Supplier Agents.” 4. Section 7.08 (Data Center [****]). Section 7 of the Private Cloud ITSA is hereby amended to add the following as new Section 7.08: “7.08. Data Center [****]. (i) [****] (ii) [****]. (iii) [****]. (iv) [****]” 5. Section 10.01. (Customer Software and Work Product). Section 10.01 of the Private Cloud ITSA is deleted and replaced with the following: “10.01. Customer Software and Work Product. Customer retains and shall retain all of its right, title and interest in and to the Customer Software and Customer Work Product and, except as set forth in this Section, Supplier and any Supplier Agent hold no title, right, or interest (including any equitable or beneficial interest) in the Customer Software and Customer Work Product. To the

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 3 extent Supplier will use the Customer Software or Customer Work Product in connection with providing the Services, Customer grants Supplier and Supplier Agents (provided that such Supplier Agents are bound by confidentiality obligations similar to those of Supplier hereunder), during the Term, a global, royalty-free, non-exclusive, non-transferable license to access, use and copy the Customer Software and Customer Work Product (but only to the extent permitted by any applicable third party license agreement), in each case, to the extent necessary for Supplier to perform its obligations hereunder; provided, however, that the license granted to Supplier (and to the extent set forth in this Section, to Supplier Agents) in this Section with respect to Customer Software which Customer licenses from a third party shall be limited to the object code format of such third-party Customer Software. Subject to the license granted to Supplier (and to the extent set forth in this Section, to Supplier Agents) pursuant to this Section, to the extent Supplier or any Supplier Agent obtains any rights in Customer Software or Customer Work Product, Supplier and any applicable Supplier Agent hereby irrevocably and perpetually assigns, transfers and conveys to Customer Party (or the Affiliate of Customer designated by Customer Party) without further consideration all of its right, title and interest in and to the Customer Software and Customer Work Product. Upon Customer’s request, Supplier and any applicable Supplier Agent shall execute any documents (or take any other actions) as may reasonably be necessary, or as Customer may request, to perfect Customer’s (or Customer’s designee’s) ownership in and to the Customer Software and Customer Work Product.” 6. Section 10.02. (Supplier Software and Work Product). Section 10.02 of the Private Cloud ITSA is amended to add the following as new subsection 10.02(5): “(5) The parties intend that all licenses that Supplier or Supplier Party grants to Customer or Customer Party under this Agreement are, for purposes of 11 U.S.C. § 365(n), licenses of rights to “intellectual property,” as that term is defined in 11 U.S.C. § 101(35A). Nothing in this agreement limits the Customer or Customer Party’s rights under 11 U.S.C. § 365(n). The Customer or Customer Party is not, in this Agreement, making an election under 11 U.S.C. § 365(n).” 7. Subsection (1) of Section 10.03. (Developed Software and Work Product). Subsection 10.03(1) of the Private Cloud ITSA is deleted and replaced with the following: “(1) Customer Party owns and shall continue to own and have all right, title and interest in and to the Developed Customer Software and Developed Work Product, and, except as set forth in this Section, Supplier Party holds no title, right, or interest (including any equitable or beneficial interest) in the Developed Customer Software and Developed Work Product. Supplier Party irrevocably assigns, transfers and conveys to Customer Party all of its right, title and interest (including ownership of copyright) in and to the Developed Customer Software and Developed Work Product. Supplier Party shall execute any documents (or take any other actions) as may be necessary, or as Customer Party may request, to perfect the ownership of Customer Party in the Developed Customer Software and Developed Work Product. Customer Party may designate any Affiliate of Customer to be the owner of such Developed Customer Software or Developed Work Product for purposes of this Section, in which case the references to Customer Party in this Section shall be to such Affiliate. Customer Party grants Supplier Party a global, royalty-free, irrevocable, perpetual, non-exclusive license to access, use, copy, maintain and modify (and except to the extent set forth in the applicable Statement of Work, also to make, sell and sublicense, and, in each case, to authorize others to do the same) the Developed Customer Software that is: (a) implemented to manage, or is integrated into, Customer’s information technology environment; (b) of the type used by service providers to manage information technology environments and data centers generally, (c) not specific to the Customer Lines of Business or Customer’s business, and (d) a work that is not a modification, enhancement or derivative of Customer Software.”

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 4 8. Section 10.04. (Inventions). Section 10.04 of the Private Cloud ITSA is deleted and replaced with the following: “10.04. Inventions. Except to the extent otherwise set forth in the applicable Statement of Work, with respect to Inventions embodied in, or otherwise incorporated into, Developed Customer Software, Customer owns and shall continue to own such Inventions and only Customer Party may seek patent protection for the Invention. Supplier holds no title, right, or interest (including any equitable or beneficial interest) in the Inventions. Supplier irrevocably assigns, transfers and conveys to Customer Party all of its right, title and interest in such Inventions. Supplier shall execute any documents (or take any other actions) as may be required to file applications and to obtain patents in the name of Customer Party in any countries covering the Inventions. Customer Party may designate any Affiliate of Customer to be the owner of such invention for purposes of this Section, in which case the references to Customer Party in this Section shall be to such Affiliate. Except to the extent otherwise set forth in the applicable Statement of Work, with respect to any other Invention, the Contracting Parties shall own such Inventions jointly, with no accounting.” 9. Section 11.01. (Ownership of Data). Section 11.01 of the Private Cloud ITSA is deleted and replaced with the following: “11.01. Ownership of Data. Customer owns and retains, and shall continue to own and retain, all right, title and interest in and to the Customer Data. Supplier holds no title, right, or interest (including any equitable or beneficial interest) in the Customer Data. Supplier shall not use (except as necessary to perform the Services), disclose, transfer or provide any Customer Data without Customer Party’s prior approval. Supplier shall not access Customer Data (including Personal Data) from outside the United States without the prior written approval of Customer Party; provided, however, that such approval shall not be required by Supplier to access Customer Data (other than Personal Data) from outside the United States using Supplier’s proprietary “G Smart” services, solely for the purposes of generating reports detailing Services performance and network monitoring. To the extent Supplier has any rights in Customer Data, Supplier hereby irrevocably and perpetually assigns, transfers and conveys to Customer Party (or the Affiliate of Customer designated by Customer Party) without further consideration, all of its right, title and interest in and to the Customer Data. Upon Customer Party’s request, Supplier shall execute any documents (or take any other actions) as may be necessary, or as Customer Party may request, to enforce these rights of Customer in Customer Data. Supplier shall limit the disclosure of any Customer Data to only those Supplier personnel who have been subject to background screening as provided in Article 5 and who have been advised of the confidential and proprietary nature of such Customer Data and who have acknowledged the obligation to maintain the confidentiality of Customer Data in accordance with the terms of this Agreement. Additionally, Supplier shall only disclose to such Supplier personnel Customer Data that is required for such personnel to provide the Services.” 10. Subsection (2) of Section 15.04. (Withholding; Rights of Set-Off and Recoupment). Subsection (2) of Section 15.04 of the Private Cloud ITSA is deleted and replaced with the following: “(2) With respect to any amount that the Contracting Parties agree should be reimbursed to Customer Party by Supplier Party or is otherwise payable to Customer Party by Supplier Party, and any Interest thereon calculated from the date of payment or the date reimbursement was due, Customer Party may, in accordance with the Contracting Parties’ agreement, deduct or recoup the entire or prorated amount owed to Customer Party against the Fees or, at the request of Customer Party, Supplier Party shall pay such amounts to Customer Party at or after the end of the Term.” 11. Section 18.06 (Regulatory Information). Section 18.06 is amended to add the following sentence after

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 5 the first sentence in Section 18.06: “Customer may disclose information regarding the Agreement, including the terms of this Agreement, to governmental or regulatory authorities having jurisdiction over Customer and/or Customer’s clients.” 12. Section 18.13 ([****]). Section 18 is hereby amended to add the following as new Section 18.13: “18.13. [****]. [****].” 13. Paragraph Following Subsection (2)(g) of Section 23.01. (Direct Damages). The paragraph following Subsection (2)(g) of Section 23.01 of the Private Cloud ITSA is deleted and replaced with the following: “[****]” 14. Section 24.01. (Insurance). (i) Subsection (6) of Section 24.01 (Insurance) of the Private Cloud ITSA is amended to add the following sentence at the end of Subsection (6): “Coverage includes network security, unauthorized access, unauthorized use, receipt or transmission of malicious code, denial of service attack, unauthorized disclosure or misappropriation of private information, privacy liability (including liabilities arising from third-party losses related to claims made by affected third-parties), notification costs, credit card monitoring, and fines and penalties incurred by Customer.” (ii) Section 24.01 (Insurance) of the Private Cloud ITSA is amended to add the following as a new Subsection (7): “(7) non-cancelable Directors and Officers Liability Insurance reasonably acceptable to Customer covering acts, omissions, events and circumstances of Supplier’s current, former and future directors, officers, managers and other insured persons and continuing through the Term and at least three years thereafter.” 15. Section 25.06 (Termination for [****]). Section 25.06 of the Private Cloud ITSA is hereby deleted and replaced with the following: “25.06. Termination for [****]. [****].” 16. Section 25.07 (Termination for [****]). Section 25.07 of the Private Cloud ITSA is hereby deleted and replaced with the following: “25.07. Termination for [****]. [****].” 17. Section 25.08. (Partial Termination). Section 25.08 of the Private Cloud ITSA is deleted and replaced with the following: “25.08. Partial Termination. If Customer Party has the right to terminate this Agreement in its

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 6 entirety, Customer Party may alternatively elect to terminate only the Towers or Services affected by the events, facts or circumstances giving rise to Customer Party’s right to terminate; provided, however, that (1) any termination pursuant to Section 25.02 shall only be of this Agreement in its entirety or by the applicable Tower, (2) any termination pursuant to Section 25.04 or Section 25.06 shall only be of this Agreement in its entirety and (3) any termination of “midrange” Services (as described in Exhibit 2) pursuant to Section 25.03, Section 25.05 or Section 25.07 shall only be of this Agreement in its entirety or by the applicable Tower. Any rights or obligations of the Contracting Parties applicable to a termination of this Agreement in its entirety, shall also apply to the termination, insource or resource of any Services. Nothing in this Section shall limit Customer’s rights under Section 3.14 nor shall this Section be construed as Customer’s consent or authorization to Supplier to assume or reject this Agreement, in whole or in part, under 11 U.S.C. § 365.” 18. Section 25.11 (Effect of Termination). Subsection (7) of Section 25.11 of the Private Cloud ITSA is deleted and replaced with the following: “(7) Upon Customer Party’s request, Supplier shall sell to Customer Party or its designee Supplier Hardware ([****]), used by Supplier primarily for the benefit of Customer to perform the Services as of the effective date of expiration or termination of the applicable Services (and any Termination Assistance Services relating to such Services) free and clear of all liens, security interests or other encumbrances at Net Book Value. With respect to Supplier-Owned or Leased Assets ([****]), upon Customer Party’s request, Supplier shall sell to Customer Party or its designee Supplier Hardware used by Supplier primarily for the benefit of Customer to perform the Services as of the effective date of expiration or termination of the applicable Services (and any Termination Assistance Services relating to such Services) free and clear of all liens, security interests or other encumbrances at Net Book Value. Nothing in this Section [****].” 19. Section 25.16 (Termination [****]). [****]: “[****]” 20. Section 26.01. ([****]). [****]: “[****]Subject to Article 23,[****].Customer Party’s exercise of its rights under this Section shall not constitute a waiver by Customer Party of any of the rights it may have (including Customer Party’s rights to terminate this Agreement)..” 21. Subsection (5) of Section 27.01. (Force Majeure). Section 27.01 of the Private Cloud ITSA is amended to add the following to the end of subsection (5): “No provision of this Section 27.01 shall be construed as Customer’s consent or authorization to Supplier to assume or reject this Agreement, in whole or in part, under 11 U.S.C. § 365.” 22. Section 29.17 (Survival). Section 29.17 of the Private Cloud ITSA is hereby modified to add Section 7.08 (Data Center [****]), Section 26.01 ([****], which will survive [****]) and Section 29.22 ([****], which will survive until [****]) to the list of sections that survive the termination (or expiration) of the Agreement. 23. Section 29.22 ([****]). [****]. “29.22. [****].” 24. [****]. [****]:

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 7 “[****].” 25. [****]. [****] 26. [****]. [****]. 27. General. a. All references to “Amendment No. 17” include Amendment No. 17 and its Exhibits or Attachments. b. All capitalized terms used but not defined herein have the same meanings ascribed to them in the Agreement. c. Except as expressly amended by this Amendment No. 17, the Agreement remains in full force and effect. d. In the event of any conflict between the terms and conditions of this Amendment No. 17 and any terms and conditions elsewhere in the Agreement, the terms and conditions of this Amendment No. 17 shall prevail. e. This Amendment No. 17 may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Contracting Parties, and signatures may be exchanged via facsimile or digitally and shall be deemed originals. The remainder of this page intentionally left blank.

Kyndryl Amendment No. 17 (this “Amendment No. 17”) Broadridge and Kyndryl Confidential Amendment No.17 Page 8 IN WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment No. 17 as of March 31, 2026. BROADRIDGE FINANCIAL SOLUTIONS, INC. KYNDRYL, INC. By: /s/ Tyler Derr By: /s/ Stacy Newsome Title: Chief Technology Officer Title: Vice President, Client Partner Name: Tyler Derr Name: Stacy Newsome Date: March 31, 2026 Date: March 31, 2026 By: /s/ Frederic Khalil Title: Chief Procurement and Real Estate Officer Name: Frederic Khalil Date: March 31, 2026